ASSIGNMENT OF AGREEMENT OF SALE


     COMMUNITY ACQUISITION AND DEVELOPMENT CORPORATION, a Delaware corporation ("CADC") hereby assigns all of its right, title and interest in that certain Agreement of Sale ("Agreement") dated March 1, 1999, by and between RANCHO MIRAGE MOBILE HOME PARK, an Arizona partnership, as Seller, and CADC, as Buyer, as amended by that certain Deferral of Data Approval Notice dated April 20, 1999 to CAX RANCHO MIRAGE, L.L.C., a Delaware limited liability company ("CAX").

     CAX by its signature below, hereby acknowledges this Assignment of the Agreement.

     This Agreement may be executed in counterparts and by facsimile, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument.

     Dated this 6th day of May, 1999.

Witnesses:                                 COMMUNITY ACQUISITION AND DEVELOPMENT
                                           CORPORATION, a Delaware corporation

/s/Thomas McLaughlin
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Name:    Thomas McLaughlin                 By: /s/Joseph W. Gaynor
                                               ---------------------------------
                                               Name: Joseph W. Gaynor, President
/s/Merrilyn K. Lovelady
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Name:    Merrilyn K. Lovelady


     Acknowledged this 6th day of May, 1999.

Witnesses:                                 CAX RANCHO MIRAGE, L.L.C., a Delaware
                                                limited liability company

                                                By: Commercial Assets, Inc., a
                                                Maryland corporation, its sole
                                                member


/s/Peggy A. Purcell                        By: /s/David M. Becker
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Name:    Peggy A. Purcell                  Name:  David M. Becker
                                                  Title: Chief Financial Officer
/s/Monna J. Stiefel
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Name:    Monna J. Stiefel